10.8
                                FOURTH AMENDMENT
                                       TO
                                 LEASE AGREEMENT

This FOURTH AMENDMENT TO LEASE AGREEMENT ("Amendment") dated effective this 28th day of February 2002, by and between ParkerVision, Inc., a Florida corporation ("Tenant") and Jeffrey Parker and Barbara Parker (collectively "Landlord"), amends that certain Lease Agreement dated March 1, 1992, as amended, by and between Landlord and Tenant (the "Lease"). Capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them in the Lease.

Landlord and Tenant hereby agree as follows:

     1. The Minimum Basic Rent during the second Option Period as set forth in Paragraph 5 of the Lease is hereby amended to read as follows:

          Option Period                      Basic Rent
          -------------                      ----------
          Second option period
          (3/1/2002 - 2/28/2007)             $279,306 per year

     2. Except as modified by this Agreement, the Lease and any prior amendments thereto shall remain unchanged and in full force and effect.

     3. This Amendment shall be binding upon the heirs, administrators, successors, and assigns of the parties hereto.

IN WITNESS WHEREOF, the Landlord and Tenant have executed this Amendment as of the date first written above.


PARKERVISION, INC., a Florida corporation

By:    /s/ Richard L. Sisisky                /s/ Jeffrey Parker
       -----------------------------         ---------------------------
Name:  Richard L. Sisisky                    JEFFREY PARKER
       -----------------------------
Title: President
       -----------------------------
                                             /s/ Barbara Parker
                                             ---------------------------
                                             BARBARA PARKER

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